First Quarter 2019 Financial Highlights April 17, 2019

Profits • Net Income $910 million, (20)% y/y • Diluted EPS $0.94, (15)% y/y Returns • ROE: X.X% 1Q19 Financial Results • ROTCE: XX.X% • Returns XYZ to shareholders Profits Returns Balance Sheet • ROE: 10.0% • Net income: $910 million • CET1: 11.0% • ROTCE: 20.7% (a) Balance Sheet • Diluted EPS: $0.94 • SLR: 6.3% • CET1: 1X.X% • Returned $825 million to shareholders • SLR: X.X% • LCR: XXX% Pre-tax Income Total Revenue ($ millions) ($ millions) (17)% 1,444 3,094 • Challenging revenue growth 1,193 Investment Services 3,040 (5)% 1,020 • Tough comparative period 2,950 • Strong expense control while investing in technology and 1,088 infrastructure Investment Management 963 (14)% • Significant returns on capital 939 (b) 1Q18 4Q18 1Q19 1Q18 4Q18 1Q19 Note: See page 13 for corresponding footnotes in Appendix. 22 First Quarter 2019 – Financial Highlights

Delivering Progress on Our Priorities • Strong demand for offering in U.S. and UK Pershing Asset Servicing • Accelerating investments in RIA servicing and Markets • Launching new platform for CLO and traditional loan products as • Alliance with BlackRock Issuer Services well as improved client reporting Solutions • Added new sales and relationship management • Focused investments in servicing capabilities for • New leadership alternative managers Treasury Services • Focus on growing high-margin payment, FX and associated liability ◦ Real estate deposits from target clients globally ◦ Credit managers Clearance & Collateral • Extending collateral optimization services ◦ Private equity Management • Completed conversion of new government clearing clients • Expanded foreign exchange and securities • Consolidating in North America to create multi-asset capabilities lending options through Mellon Investment Management • Investing in thematic, passives, alternatives, smart beta and LDI • New leadership in Wealth Management • Investing in goals-based advice tools and digital capabilities 33 First Quarter 2019 – Financial Highlights

Financial Highlights Growth vs. (a) Performance Commentary ($ millions) 1Q19 4Q18 1Q18 year-over-year Total revenue $3,899 (3)% (7)% • Fee revenue, down 9%, primarily reflects ◦ Adverse impact of currency, cumulative Fee revenue 3,031 (4) (9) AUM outflows during 2018 and Net interest revenue 841 (5) (8) divestitures Provision for credit losses 7 N/M N/M • Net interest revenue, down 8%, primarily Noninterest expense 2,699 (10) (1) reflects Income before income taxes $1,193 17% (17)% ◦ Lower client deposits and loans Net income applicable to common shareholders $910 9% (20)% • Noninterest expense, down 1%, primarily Operating leverage (b) +694 bps (522) bps reflects ◦ Increased investments in technology Pre-tax operating margin 31% +515 bps (396) bps ◦ Partially offset by favorable impact of a stronger U.S. dollar, lower staff expense Earnings per common share $0.94 12% (15)% and bank assessment charges Net interest margin 1.20% (4) bps (2) bps Note: See page 13 for corresponding footnotes in Appendix. N/M - not meaningful; bps - basis points 44 First Quarter 2019 – Financial Highlights

Capital and Liquidity Performance Commentary 1Q19 4Q18 1Q18 year-over-year Consolidated regulatory capital ratios: (a) • Strong capital and shareholder returns Common Equity Tier 1 (“CET1”) ratio 11.0% 10.7% 10.7% • In compliance with the new TLAC ratio requirements Tier 1 capital ratio 13.1 12.8 12.7 that became effective 1Q19 Total capital ratio 13.9 13.6 13.4 • Total Payout ratio: ~91% Tier 1 leverage ratio 6.8 6.6 6.5 ◦ Dividend: 30% ◦ Share Repurchase: 61% Supplementary leverage ratio (“SLR”) 6.3 6.0 5.9 Average liquidity coverage ratio (“LCR”) 118 118 116 Return on common equity (b) 10.0 8.7 12.2 Return on tangible common equity – (non-GAAP) (c) 20.7% 17.9% 25.9% Book value per common share (d) $39.36 $38.63 $37.78 Tangible book value per common share – (non-GAAP) (d) $19.74 $19.04 $18.78 Cash dividends per common share $0.28 $0.28 $0.24 Common shares outstanding (th) 957,517 960,426 1,010,676 Note: See page 13 for corresponding footnotes in Appendix. 55 First Quarter 2019 – Financial Highlights

Net Interest Revenue Net Interest Revenue and Net Interest Margin Performance Commentary ($ millions) year-over-year (8)% • Lower deposits 919 885 841 ◦ Noninterest-bearing declined ◦ 1Q18 deposits were elevated 1.22% 1.24% 1.20% • Lower loans driven by lower client activity • Higher deposit rates • Improved yields on securities portfolio and loans • Hedging impact offset in foreign exchange and other trading 1Q18 4Q18 1Q19 NIM Average Deposits Average Interest-Earnings Assets ($ billions) ($ billions) (7)% (6)% 302 286 282 227 59 221 214 54 51 71 59 55 123 124 124 162 160 156 2.60% 2.75% 1.85% 0.86% 0.99% 121 107 106 0.30% 1Q18 4Q18 1Q19 1Q18 4Q18 1Q19 Interest-bearing Interest-bearing deposits Noninterest-bearing Total interest-earning assets Cash/Reverse Repo Securities Loans deposits average rate deposits average rate 66 First Quarter 2019 – Financial Highlights

Noninterest Expense Growth vs. Performance Commentary ($ millions) 1Q19 4Q18 1Q18 year-over-year Staff $1,524 (5)% (3)% • Noninterest expense, down 1%; stronger dollar had a Professional, legal and other purchased favorable impact of approximately 1% 325 (15) 12 services Software and equipment 283 (6) 21 • Increase in technology expenses were offset by efficiency efforts, lower incentives and volume-related expenses Net occupancy 137 (30) (1) Sub-custodian and clearing 105 (9) (12) • Technology expenses are included in staff, professional, Distribution and servicing 91 (4) (14) legal and other purchased services and software and equipment expenses Business development 45 (30) (12) Bank assessment charges 31 41 (40) Amortization of intangible assets 29 (17) (41) Other 129 (26) 6 Total noninterest expense $2,699 (10)% (1)% 77 First Quarter 2019 – Financial Highlights

Investment Services

Financial Highlights ($ millions)	1Q19	Growth vs. 4Q18	Growth vs. 1Q18
Total revenue by line of business:			
Asset Servicing	$1,407	(2)%	(7)%
Pershing	554	(1)	(5)
Issuer Services	396	(10)	(5)
Treasury Services	317	(3)	(1)
Clearance and Collateral Management	276	(1)	8
Total revenue by line of business	**2,950**	**(3)**	**(5)**
Provision for credit losses	8	N/M	N/M
Noninterest expense	1,969	(7)	1
Income before taxes	**$973**	**6%**	**(16)%**
Pre-tax operating margin	33%	266 bps	(425) bps

Key Metrics ($ millions unless otherwise noted)	1Q19	Growth vs. 4Q18	Growth vs. 1Q18
Foreign exchange and other trading revenue	$157	(4)%	(7)%
Securities lending revenue	44	2	(8)
Average loans	33,171	(7)	(15)
Average deposits	195,082	(4)	(9)
AUC/A at period end (tr) [a]	34.5	4	3
Market value of securities on loan at period end (bn) [b]	$377	1%	(14)%
Pershing			
Average active clearing accounts (U.S. platform) (th)	6,169	1	2
Clearance and Collateral Management			
Average tri-party collateral mgmt. balances (tr)	$3.3	3%	21%

Performance Commentary
year-over-year

- Asset Servicing, down 7% on lower foreign exchange revenue, net interest revenue, lower client activity and impact of a stronger U.S. dollar
- Pershing, down 5% on previously disclosed lost business and lower clearance volumes
- Issuer Services, down 5% on lower fees in Depositary Receipts and lower net interest revenue in Corporate Trust, partially offset by higher volumes in Corporate Trust
- Treasury Services, down 1% on lower net interest revenue
- Clearance and Collateral Management, up 8% on growth in collateral management and clearance volumes
- AUC/A of $34.5 trillion, up 3% on higher market values and net new business, partially offset by the unfavorable impact of a stronger U.S. dollar

Note: See page 13 for corresponding footnotes in Appendix. *N/M - not meaningful; bps - basis points*

8 *First Quarter 2019 – Financial Highlights*

BNY MELLON

Investment Services - Revenue Drivers

($ millions)


(7)%
1,519
1,407
1Q18
1Q19
(5)%
581
554
1Q18
1Q19
(5)%
418
396
1Q18
1Q19
(1)%
321
317
1Q18
1Q19
8%
255
276
1Q18
1Q19

Asset Servicing

- FX volumes and volatility
- Deposit balances / pricing
- Client activity
- Securities on loan

Pershing

+ New clients
+ Active clearing accounts
- Long-term mutual fund assets
- Transaction volumes
- Margin loans
- Previously lost business

Issuer Services

+ Volumes in Corporate Trust
+ Depositary Receipts transaction volume
- Deposit balances / pricing in Corporate Trust
- Depositary Receipts fees timing

Treasury Services

+ Interest-bearing deposit balances
+ Payment volumes
- Noninterest-bearing deposits
- Deposit pricing

Clearance and Collateral

+ Clients fully on boarded as of 4Q18
+ Average tri-party balances
+ New clients
- Loan balances

9 First Quarter 2019 – Financial Highlights
BNY MELLON

Investment Management

Financial Highlights ($ millions)	1Q19	Growth vs. 4Q18	Growth vs. 1Q18
Total revenue by line of business:			
Asset Management	$637	(3)%	(17)%
Wealth Management	302	—	(5)
Total revenue by line of business	**939**	**(2)**	**(14)**
Provision for credit losses	1	N/M	N/M
Noninterest expense	669	(6)	(5)
Income before taxes	**$269**	**9%**	**(29)%**
Pre-tax operating margin	29%	289 bps	(647) bps
Pre-tax operating margin – (non-GAAP) [(a)]	32%	314 bps	(735) bps

Key Metrics ($ millions unless otherwise noted)	1Q19	4Q18	1Q18
Average loans	$16,403	—%	(3)%
Average deposits	15,815	6	18
Wealth Management client assets (bn) [(b)]	253	6%	(1)%
Changes in AUM (bn): [(c)]		**4Q18**	**1Q18**
Beginning balance of AUM	**$1,722**	**$1,828**	**$1,893**
Net inflows (outflows):			
Equity	(4)	(8)	—
Fixed income	3	(1)	7
Liability-driven investments	5	14	13
Multi-asset and alternative investments	(4)	(2)	(3)
Index	(2)	(11)	(13)
Cash	2	(10)	(14)
Total net inflows (outflows)	—	(18)	(10)
Net market impact	103	(69)	(14)
Net currency impact	16	(19)	29
Divestiture/Other	—	—	(30)
Ending balance of AUM	**$1,841**	**$1,722**	**$1,868**

Note: See page 13 for corresponding footnotes in Appendix. *N/M - not meaningful; bps - basis points*

Performance Commentary
year-over-year

- Asset Management, down 17% with almost half of the decrease driven by the impact of 2018 divestitures and a stronger U.S. dollar; remainder primarily reflects cumulative AUM outflows since 1Q18 and lower performance fees
- Wealth Management, down 5% on lower net interest revenue and fees
- AUM of $1.8 trillion, down 1% on the impact of a stronger U.S. dollar and net outflows, partially offset by higher market values

10 *First Quarter 2019 – Financial Highlights*

BNY MELLON

Other Segment Performance Commentary ($ millions) 1Q19 4Q18 1Q18 year-over-year Fee revenue $29 $29 $57 • Fee revenue decreased primarily reflecting asset- Net securities gains (losses) 1 — (49) related gains recorded in 1Q18 Total fee and other revenue 30 29 8 Net interest (expense) (30) (15) (1) • Net interest expense increased primarily resulting from Total revenue — 14 7 corporate treasury activity Provision for credit losses (2) (7) — Noninterest expense 61 160 87 • Noninterest expense decreased reflecting lower (Loss) before taxes $(59) $(139) $(80) incentive expense 1111 First Quarter 2019 – Financial Highlights

Appendix

Footnotes 1Q19 Financial Results - Page 2 (a) Quarterly returns are annualized. See the Appendix for reconciliation of this non-GAAP measure. (b) Includes a net charge of $155 million, or $(0.16) per diluted common share, related to severance, expenses associated with consolidating real estate and litigation expense, partially offset by adjustments to provisional estimates for U.S. tax legislation and other changes. Financial Highlights - Page 4 (a) Includes a net charge of $155 million, or $(0.16) per diluted common share, related to severance, expenses associated with consolidating real estate and litigation expense, partially offset by adjustments to provisional estimates for U.S. tax legislation and other changes. (b) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Capital and Liquidity, Page 5 (a) Regulatory capital ratios for March 31, 2019 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods included was the Advanced Approaches. (b) Quarterly results are annualized. (c) Quarterly returns are annualized. See the Appendix for reconciliation of this non-GAAP measure. (d) Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See the Appendix for reconciliation of this non-GAAP measure. Investment Services, Page 8 (a) Current period is preliminary. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.3 trillion at March 31, 2019, $1.2 trillion at Dec. 31, 2018 and $1.3 trillion at March 31, 2018. (b) Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $62 billion at March 31, 2019, $58 billion at Dec. 31, 2018 and $73 billion at March 31, 2018. Investment Management, Page 10 (a) Net of distribution and servicing expense. See the Appendix for reconciliation of this non-GAAP measure. (b) Current period is preliminary. Includes AUM and AUC/A in the Wealth Management business. The 1Q18 amount was revised to include additional AUC/A. (c) Current period is preliminary. Excludes securities lending cash management assets and assets managed in the Investment Services business. 1313 First Quarter 2019 – Financial Highlights

Return on Common Equity and Tangible Common Equity Reconciliation

($ millions)	1Q19	4Q18	1Q18
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$910	$832	$1,135
Add: Amortization of intangible assets	29	35	49
Less: Tax impact of amortization of intangible assets	7	8	12
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – non-GAAP	$932	$859	$1,172
Average common shareholders' equity	$37,086	$37,886	$37,593
Less: Average goodwill	17,376	17,358	17,581
Average intangible assets	3,209	3,239	3,397
Add: Deferred tax liability – tax deductible goodwill	1,083	1,072	1,042
Deferred tax liability – intangible assets	690	692	716
Average tangible common shareholders' equity – non-GAAP	$18,274	$19,053	$18,373
Return on common equity *(annualized)* – GAAP	10.0%	8.7%	12.2%
Return on tangible common equity *(annualized)* – non-GAAP	20.7%	17.9%	25.9%

Book Value and Tangible Book Value Per Share Reconciliation

($ millions, except common shares)	March 31, 2019	Dec. 31, 2018	March 31, 2018
BNY Mellon shareholders' equity at period end – GAAP	$41,225	$40,638	$41,728
Less: Preferred stock	3,542	3,542	3,542
BNY Mellon common shareholders' equity at period end – GAAP	37,683	37,096	38,186
Less: Goodwill	17,367	17,350	17,596
Intangible assets	3,193	3,220	3,370
Add: Deferred tax liability – tax deductible goodwill	1,083	1,072	1,042
Deferred tax liability – intangible assets	690	692	716
BNY Mellon tangible common shareholders' equity at period end – non-GAAP	$18,896	$18,290	$18,978
Period-end common shares outstanding *(th)*	957,517	960,426	1,010,676
Book value per common share – GAAP	$39.36	$38.63	$37.78
Tangible book value per common share – non-GAAP	$19.74	$19.04	$18.78

14 *First Quarter 2019 – Financial Highlights* BNY MELLON

Pre-tax Operating Margin Reconciliation - Investment Management Business 1Q19 4Q18 1Q18 ($ millions) Income before income taxes – GAAP $269 $247 $381 Total revenue – GAAP $939 $963 $1,088 Less: Distribution and servicing expense 91 95 110 Adjusted total revenue, net of distribution and servicing expense – non-GAAP $848 $868 $978 Pre-tax operating margin – GAAP (a) 29% 26% 35% Pre-tax operating margin, net of distribution and servicing expense – non-GAAP (a) 32% 29% 39% (a) Income before income taxes divided by total revenue. 1515 First Quarter 2019 – Financial Highlights (a) Other charges include severance, litigation, an asset impairment and investment securities losses related to the sale of certain securities.

Cautionary Statement A number of statements in our presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “future” and words of similar meaning signify forward-looking statements. These statements relate to, among other things, The Bank of New York Mellon Corporation’s (the “Corporation”) expectations regarding: capital plans, strategic priorities, financial goals, organic growth and efficiency, investments, capabilities, revenue, expenses, deposits, interest rates and yield curves, taxes, business opportunities, preliminary business metrics and regulatory capital ratios; and statements regarding the Corporation's aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities and initiatives. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward Looking Statements” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of April 17, 2019, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss some non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which our management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2018 Annual Report, and are available at www.bnymellon.com/ investorrelations. 1616 First Quarter 2019 – Financial Highlights